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                                                                    EXHIBIT 25

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                         95-3571558
        (State of incorporation                       (I.R.S. employer
      if not a U.S. national bank)                  identification no.)

   700 SOUTH FLOWER STREET, SUITE 500
        LOS ANGELES, CALIFORNIA                            90017
(Address of principal executive offices)                 (Zip code)

                             MILDRED QUINONES-HOLMES
                                LEGAL DEPARTMENT
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                           ONE WALL STREET, 29TH FLOOR
                               NEW YORK, NY 10286
                                 (212) 635-1889
            (Name, address and telephone number of agent for service)

                           ---------------------------

                             CONEXANT SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

                DELAWARE                                      25-1799439
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                      identification no.)

    4000 MACARTHUR BOULEVARD                                    92660
    WEST TOWER                                                (Zip code)
    NEWPORT BEACH, CA
(Address of principal executive offices)

                           ---------------------------

                   FLOATING RATE SENIOR SECURED NOTES DUE 2010
                       (Title of the indenture securities)

                           ---------------------------

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                         Name                                Address
              -------------------------------    -------------------------------
              Comptroller of the Currency -      Washington, D.C. 20219
              United States Department of the
              Treasury

              Federal Reserve Bank               San Francisco, California 94105

              Federal Deposit Insurance          Washington, D.C. 20429
              Corporation

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 which is incorporated by reference).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948 which is incorporated by reference).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948 which is incorporated by reference).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948 which is incorporated by reference).

      5.    Not applicable.

      6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948 which is incorporated by reference).

                                     - 2 -
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      7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

      8.    Not applicable.

      9.    Not applicable.

                                     - 3 -
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                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 22nd day of February, 2007.

                               THE BANK OF NEW YORK TRUST COMPANY, N.A.

                               By:  /s/ Sharon K. McGrath
                                    -------------------------------------------
                                    Sharon K. McGrath
                                    Vice President

                                     - 4 -
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                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

      At the close of business September 30, 2006, published in accordance with Federal regulatory authority instructions.

                                                                         Dollar Amounts
                                                                          in Thousands
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ...........    $   3,188
         Interest-bearing balances ....................................            0
Securities:
         Held-to-maturity securities ..................................           56
         Available-for-sale securities ................................       64,467
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold ...........................................       49,000
         Securities purchased under agreements to resell ..............      128,000
Loans and lease financing receivables:
         Loans and leases held for sale ...............................            0
         Loans and leases, net of unearned income .....................            0
         LESS: Allowance for loan and lease losses ....................            0
         Loans and leases, net of unearned income and allowance .......            0
Trading assets ........................................................            0
Premises and fixed assets (including capitalized leases) ..............        3,808
Other real estate owned ...............................................            0
Investments in unconsolidated subsidiaries and associated companies ...            0
Intangible assets:
      Goodwill ........................................................      267,486
      Other Intangible Assets .........................................       15,230
Other assets ..........................................................       40,470
                                                                           ---------
Total assets ..........................................................    $ 571,705
                                                                           =========

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
LIABILITIES

Deposits:
         In domestic offices .........................................................  $   2,039
         Noninterest-bearing .........................................................      2,039
         Interest-bearing ............................................................          0
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased .....................................................          0
         Securities sold under agreements to repurchase ..............................          0
Trading liabilities ..................................................................          0
Other borrowed money:
         (includes mortgage indebtedness and obligations under capitalized leases) ...     58,000
Subordinated notes and debentures ....................................................          0
Other liabilities ....................................................................     85,004
Total liabilities ....................................................................  $ 145,043
                                                                                        =========
Minority interest in consolidated subsidiaries .......................................          0

EQUITY CAPITAL

Perpetual preferred stock and related surplus ........................................          0
Common stock .........................................................................      1,000
Surplus (exclude all surplus related to preferred stock) .............................    321,520
Retained earnings ....................................................................    104,139
Accumulated other comprehensive income ...............................................          3
Other equity capital components ......................................................          0
Total equity capital .................................................................    426,662
                                                                                        ---------
Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)  $ 571,705
                                                                                        =========

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      I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

      William J. Winkelmann )        Vice President

      We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

      Michael K. Klugman, President         )
      Michael F. McFadden, MD               ) Directors (Trustees)
      Frank P. Sulzberger, Vice President   )

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